Exhibit 99.2

Discovering excellence, driving clinical successTM BMO Capital Markets 7th Annual Focus on Healthcare Conference August 5, 2008

This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forwardlooking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management's current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia's strategic plans, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s plans to develop PS433540, a product candidate from its DARA program, Pharmacopeia’s Phase 2 and Phase 1 clinical studies with respect to PS433540, including timing and expected outcomes of such studies, Pharmacopeia’s plans to develop PS178990, a product candidate from its SARM program, Pharmacopeia’s Phase 1 clinical studies with respect to PS178990, including timing and expected outcomes of such studies, Pharmacopeia’s plans to develop PS031291, a product candidate from its chemokine receptor CCR1 program, Pharmacopeia’s estimates of the market opportunities for its product candidates, including PS433540, PS178990 and PS031291, Pharmacopeia’s ability to successfully perform under its collaborations with Bristol-Myers Squibb, Cephalon, GlaxoSmithKline, Schering-Plough and Wyeth, Pharmacopeia's ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia's expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia's anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia's expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions. Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise. Forward-Looking Statements 2

 PS433540: Positive Phase 2a data – Large market opportunities in diabetic nephropathy and cardiovascular diseases – Statistically significant positive results- lower BP than any single agent – Clean safety profile – First-in-class compound – PCOP has exclusive worldwide rights Proprietary pipeline of in-licensed and internally discovered programs Strategic alliances funding additional discovery and development where PCOP retains significant rights Broad set of partnered programs advancing into and through the clinic Future milestones and royalties from out-licensed compounds Strong technology platform Pharmacopeia Investment Highlights 3

Rapidly Advancing Portfolio of Proprietary Compounds Selected Indications Discovery Preclinical Development Phase 1 Phase 2 Phase 3 PS433540 Marketed Product SARM CCR1 JAK3 Retain candidates at least to clinical validation with the option to continue alone to NDA for selected indications 4

Strategic Alliances with Significant Rights Secured $65 million in R&D funding and have opportunity for product rights to build future portfolio Discover and develop candidates to clinical proof of concept – GSK has right to develop and commercialize Develop and commercialize JAK3 inhibitors for immunological and inflammatory diseases - PCOP retains rights to topical dermatological and ophthalmological products Collaboration to optimize Cephalon leads to Development Candidates Alliance to produce lead series and Development Candidates - Pharmacopeia option to co-develop and cocommercialize 5

Strong Partnered Portfolio Immuno/Inflam JAK3 Undisclosed PS015146 Inflammation PS873266 Metabolic Disease PS248288 Respiratory PS948115 Inflammation PS386113 Oncology PS095760 Psoriasis/RA p38 MAP kinase PS540446 COPD CXCR2 PS291822 NDA Filed 3 2 1 Dev elopment Optimization Lead Generation Program Clinical Phase Preclinical 2 partnered programs in Phase 2 • CXCR2 antagonist for COPD with Schering-Plough • p38 kinase inhibitor for inflammation with BMS 5 partnered programs in Phase 1 6

7 CXCR2 Phase 2 study to assess the clinical effects in psoriasis – 31 subjects 10 mg once-daily with placebo control – Completed Phase 2 study to evaluate efficacy, safety and PK in moderate to severe chronic obstructive pulmonary disease – 590 subjects, smokers 40-75 years old with COPD – 3, 10, 30 mg once-daily with placebo control – Improvements in FEV-1, sputum production, dyspnea, cough – 2 part study each with 2 week run-in and 12 weeks treatment – Start Date: December 2006, Estimated Completion Date: September 2008 Phase 2 safety study in neutrophilic asthma with PK and asthma efficacy evaluation – 30 subjects, 30 mg , 4 weeks – Start Date: May 2008, Estimated Completion Date: July 2008 Phase 2 efficacy and safety study in subjects with allergen-induced asthma – 18 subjects, 30 mg once-daily with placebo control – Two 10-day treatment periods – Start Date: June 2008, Estimated Completion Date: December 2008 CXCR2: PS291822/SCH 527123 Source: Clinical Trials.Gov

8 p38 Kinase Inhibitors for Inflammation Phase 2 studies to evaluate efficacy, safety and PK in: 1. Moderate to severe plaque psoriasis ~120 patients, 3, 10, 30 mg, 12 wks, PASI-50, Start Date: August 2007, Estimated Completion Date: July 2008 2. Rheumatoid arthritis with methotrexate ~240 patients, 300 mg, 12 wks, ACR-20,50,70 Start Date: March 2008, Estimated Completion Date: October 2009 3. Atherosclerosis vs. 80 mg once-a-day Lipitor ~130 patients, 100 mg, 12 wks, plaque imaging by PET Start Date: August 2008, Estimated Completion Date: April 2009 PS540446/BMS-582949 Source: Clinical Trials.Gov

9 Confidential What is the Value of the Lead Discovery Platform? 75 39 Leads 52 Hits HTL 50 79 Hits 160 Screens Screening Success Rate (%) # Advanced Attempts Project Phase The results it has produced: Q2’08

10 Confidential HTS Success Across Target Classes Target Class Targets Screened (+ in progress) Hit Status Lead Status (+ In Progress) GPCR 41 (+8) 24/41 17/20 (+3) Agonist 13 (+6) 8/13 5/6 (+1) Antagonist 28 (+2) 16/28 12/14 (+2) Enzymes 61 (+2) 21/61 9/16 (+4) Proteases 7 3/7 0/1 (+1) Ser 3 0/3 0/0 Asp 3 2/3 0/1 Cys 1 1/1 (+1) Kinases 26 (+1) 12/26 8/11 (+1) Ser/Thr 14 6/14 6/6 Tyr 12 (+1) 6/12 2/5 (+1) Phosphatases 5 1/5 0/1 Anti-Infective 9 0/9 0/0 Oncology 6 2/6 1/2 Metabolic 5 2/5 0/1 (+1) Inflammation 3 1/3 0/0 (+1) Cell Signaling 6 5/6 2/4 Cell Adhesion 5 (+2) 5/5 4/4 Transporters/ Ion Channels 6 (+2) 4/6 3/4 Domain Interactions 8 0/8 0/0 Nuclear Hormone Receptors 9 4/9 2/2 Totals 136 (+14) 63/136 37/50 (+7) 46.32% 74.00% Q3’07

11 Illustrative Example of Potential Value of Royalty Stream • Assumptions • One Phase 2 and One Phase 1 program makes it to market in 2013 and 2015 • Peak Sales $2.2 Billion • Discount rate 15.5% • Risk-Adjusted NPV = $54 million

12 PS433540 • PS433540 is a Dual Acting Receptor Antagonist (DARA), simultaneously blocking the effects of angiotensin II (AII) and endothelin (ET-1) at their respective receptors • PS433540 has the potential of offering superior profile with respect to kidney protection vs. standard of care in patients with diabetic nephropathy

13 2.4 -9.3 -9.8 -16.4 -17.2 -1.1 -20.0 -15.0 -10.0 -5.0 0.0 5.0 Mean . (mmHg) 95%CI DBP SBP Change from Baseline Mean Seated Office Placebo N=34 200 mg N=37 500 mg N=37 PS433540 Intent to treat population - LOCF Magnitude of blood pressure lowering – greater than any approved single entity antihypertensive

Adverse Events PS433540 was well tolerated, with no increased incidence of edema 1 (2.7) 2 (5.4) 1 (2.9) Nausea/gastritis PS433540 0 3 (8.8) 3 (8.8) 3 (8.8) 1 (2.9) 1 (2.9) 4 (11.8) 9 (26.5) Placebo (N=34) n (%) 1 (2.7) 1 (2.7) 0 1 (2.7) 1 (2.7) 1 (2.7) 7 (18.9) 200 mg (N=37) n (%) 500 mg (N=37) n (%) 0 Eczema 4 (10.8) Respiratory 0 Confusion/anxiety/nervousness 1 (2.7) Headache 0 Tachycardia 1 (2.7) Peripheral Edema 3 (8.1) Musculoskeletal 10 (27.0) At least 1 AE 0 14

PS433540 Next Milestones Ph 2b: Dose Ranging Efficacy & Safety – 200, 400 mg PS433540 vs placebo and 300mg irbesartan (Avapro®) – Commenced March 2008 – 12-week treatment – Primary endpoint: trough SBP – ~250 patients to be randomized – Trial completion: 4Q-08 Phase 2 Diabetic nephropathy – Commencing 2009 15

16 Potential Benefits of PS433540 in DN – Decreased proteinuria – Decreased blood pressure – Improved kidney function – Improved kidney histology – Slowing of kidney disease progression

SARM: Market Opportunity Decline in androgen levels associated with broad range of medical conditions related to aging: – Sarcopenia, osteoporosis, frailty Furthermore, androgen modulation can play a role in disease and trauma: – Cancer- and aids-related cachexia, severe burns, surgery, ESRD Despite limitations, testosterone a $billion product in U.S. Limited number of competing products in development – GTx / Merck, Ligand, Radius There remains a need for an androgen modulator that is: – More potent – More selective for muscle over prostate Muscle Selective Androgen Receptor Modulators 17

PS178990: A Potential Best-in-Class SARM Safe and well tolerated in SAD – Single oral dose from 0.003 – 2.0 mg – 0.03 mg is projected human efficacious dose Kinetics consistent with once-a-day oral dosing – Rapid absorption, 24-hour duration of activity 200x more potent than testosterone in muscle 160-fold selective for muscle over prostate Increases muscle mass and bone strength Promotes muscle growth without prostate stimulation or luteinizing hormone suppression Phase 1 Preclinical Potentially best-in-class for aging-, disease- and trauma-related muscle wasting 18

Approaching Clinical Development CCR1 program in development – Rheumatoid arthritis – IND submission 1H-09 – Superior clinical profile JAK3 programs in late-stage discovery – Develop topical indications with current focus on psoriasis – Alliance with Wyeth for systemic indications 19

 For the Quarter Ended June 30, 2008 – $5.9 million in net revenue – $15.6 million in net loss – Including $2.7 million in restructuring and severance charges Cash, Cash Equivalents and Marketable Securities – $44.4 million as of June 30, 2008 – Q2-08 burn of $17.1 million, Q4-08 projected burn of ~ $10 million (exclusive of restructuring expenditures) – Significant cost cutting efforts implemented Stock Information – Shares Outstanding ~ 29.7 million – Market Cap as of July 30, 2008 ~ $95 million – Enterprise Value as of July 30, 2008 ~ $55 million* * Calculation based on June 30, 2008 cash balance Financial Summary 20

 PS433540: Positive Phase 2a data – Large market opportunities in diabetic nephropathy and cardiovascular diseases – Statistically significant positive results- lower BP than any single agent – Clean safety profile – First-in-class compound – PCOP has exclusive worldwide rights Proprietary pipeline of in-licensed and internally discovered programs Strategic alliances funding additional discovery and development where PCOP retains significant rights Broad set of partnered programs advancing into and through the clinic Future milestones and royalties from out-licensed compounds Strong technology platform Pharmacopeia Investment Highlights 21

Discovering excellence, driving clinical successTM BMO Capital Markets 7th Annual Focus on Healthcare Conference August 5, 2008